UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2014

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

First Quarter Financial Results

On April 28, 2014, MicroStrategy Incorporated (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended March 31, 2014. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 and Exhibit 99.1 of Item 9.01of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stock Incentive Plan Amendment

On April 25, 2014, the Company adopted Amendment No. 1 to the MicroStrategy Incorporated 2013 Stock Incentive Plan (the “Plan”), subject to stockholder approval, to increase the total number of shares of the Company’s class A common stock authorized for issuance under the Plan from 600,000 to 1,500,000. The Company had previously issued equity awards with respect to all of the shares initially authorized for issuance under the Plan, and this amendment would enable the Company to issue additional equity incentive awards to key personnel.

Any award granted under the amended Plan prior to stockholder approval of the amended Plan will be terminated or forfeited if stockholder approval is not obtained within 12 months of the date of grant of the award, and no such award may be exercised or settled prior to such stockholder approval.

This summary of Amendment No. 1 to the Plan is qualified in its entirety by reference to the full text of the amendment, a copy of which is attached as an exhibit hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to the MicroStrategy Incorporated 2013 Stock Incentive Plan

99.1	Press release, dated April 28, 2014, regarding the Company’s financial results for the quarter ended March 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2014	MicroStrategy Incorporated
(Registrant)

	By:	/s/ Douglas K. Thede
	Name:	Douglas K. Thede
	Title:	Senior Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to the MicroStrategy Incorporated 2013 Stock Incentive Plan

99.1	Press release, dated April 28, 2014, regarding the Company’s financial results for the quarter ended March 31, 2014